Offerings - Offering: 1	Aug. 18, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Ordinary
Amount Registered | shares	800,000
Proposed Maximum Offering Price per Unit	2.00
Maximum Aggregate Offering Price	$ 1,600,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 220.96